EXHIBIT 8.1


                       SUBSIDIARIES OF YM BIOSCIENCES INC.
                               AS AT APRIL 1, 2004

+--------------------------------+-------------------+------------------------+----------------------------------------+
|  NAME OF SUBSIDIARY            |  JURISDICTION     |  DATE OF INCORPORATION |  NUMBER OF SHARES AND PERCENTAGE OF    |
|                                |                   |                        |  SHARES HELD BY YM BIOSCIENCES INC.    |
+--------------------------------+-------------------+------------------------+----------------------------------------+
|  CBQYM Inc.                    |  Ontario          |  November 8, 1995      |  80 common - 80%                       |
|                                |                   |                        |  (note: CIMAB S.A. - 20%)              |
+--------------------------------+-------------------+------------------------+----------------------------------------+
|  CIMYM Inc.                    |  Ontario          |  November 8, 1995      |  80 common - 80%                       |
|                                |                   |                        |  (note: CIMAB S.A. - 20%)              |
+--------------------------------+-------------------+------------------------+----------------------------------------+
|  YMB Development               |  Nova Scotia      |  December 12, 2001     | 1 common - 100%                        |
+--------------------------------+-------------------+------------------------+----------------------------------------+
|  3745350 Canada Inc.           |  Canada           |  April 6, 2000         | 1 common - 100%                        |
|  (dissolution in progress)     |                   |                        |                                        |
+--------------------------------+-------------------+------------------------+----------------------------------------+
|  CBQYM Inc.                    |  Barbados         |  May 14, 1996          | 80 common - 80%                        |
|  (International Marketing      |                   |                        | (note: CIMAB S.A. - 20%)               |
|  Subsidiary)                   |                   |                        |                                        |
+--------------------------------+-------------------+------------------------+----------------------------------------+
|  CIMYM Inc.                    |  Barbados         |  May 16, 1996          | 80 common - 80%                        |
|  (International Marketing      |                   |                        | (note: CIMAB S.A. - 20%)               |
|  Subsidiary)                   |                   |                        |                                        |
+--------------------------------+-------------------+------------------------+----------------------------------------+